Advancing Science. Designing Hope. JPM HC Conference January 2025

Forward-Looking Statements  This presentation contains forward-looking statements. Any statements that are not solely statements of historical fact are forward-looking statements. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “intend,” “prepare,” “look,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to the potential benefits of our product candidates and combinations; our clinical, data generation and data presentation plans for 2025, including having data readouts from GALAXIES Lung-201, GALAXIES H&N-202, TIG-006 H&N, and EOS-984; our expectation to submit an IND for TRM-010 in 1Q25; our expectation that the TIGIT safety profile will be further improved by updated safety protocols, aiming to reduce discontinuation rates; our market opportunities and number of patients potentially eligible for our product candidates; the potential benefits of our collaboration with GSK; intentions around trial enrollment and recruitment; and our expected cash runway through 2027. These forward-looking statements involve risks and uncertainties, many of which are beyond iTeos’ control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include the following: success in preclinical testing and early clinical trials does not ensure that later clinical trials will be successful, and early results or interim data from a clinical trial may change as more patient data become available and are subject to audit verification procedures; the data for our product candidates may not be sufficient to support regulatory approval; iTeos may encounter unanticipated costs or may expend cash more rapidly or more slowly than currently anticipated due to challenges and uncertainties inherent in product research and development and biologics manufacturing; the expected benefits and opportunities related to the agreement between iTeos and GSK may not be realized or may take longer to realize than expected due to a variety of reasons, including any inability of the parties to perform their commitments and obligations under the agreement, challenges and uncertainties inherent in product research and development and manufacturing limitations; iTeos may not be able to execute on its business plans, including meeting its expected or planned regulatory milestones and timelines, research and clinical development plans, and bringing its product candidates to market, for various reasons, some of which may be outside of iTeos’ control, including possible limitations of company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, negative developments in the field of immuno-oncology, such as adverse events or disappointing results, including in connection with competitor therapies, and regulatory, court or agency decisions such as decisions by the United States Patent and Trademark Office with respect to patents that cover our product candidates; and those risks identified under the heading “Risk Factors” in iTeos’ Quarterly Report on Form 10-Q for the period ended September 30, 2024 filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Statements regarding the Company’s cash runway do not indicate if and when the Company may access the capital markets. Any of the foregoing risks could materially and adversely affect iTeos’ business, results of operations and the trading price of iTeos’ common stock. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. iTeos does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

2025: Pivotal Year of Datasets 01 >400 PATIENTS IN 2025 OF TIGIT:PD-1 DATA 02 EMERGING PIPELINE OF FIRST-IN-CLASS OPPORTUNITIES 03 FUNDED THROUGH IMPACTFUL MILESTONES ~$684M* in Cash, Runway Through 2027 GALAXIES Lung-201 GALAXIES H&N-202 TIG-006 H&N EOS-984: Restoring T Cell Proliferation EOS-215: Overcoming PD-1 Resistance H&N, head and neck cancer; *Pro forma cash, cash equivalents and short-term investments as of September 30, 2024

Multiple Clinical Data Readouts in 2025

Innovative molecules and compelling combinations

	Preclinical	Phase 1	Phase 2	Phase 3	Status
Belrestotug: IgG1 antibody targeting TIGIT					
+ dostarlimab | 1L NSCLC PD-LI high				**GALAXIES Lung-301**	Enrolling
+ dostarlimab | **+ CD96** | 1L NSCLC PD-L1 high			**GALAXIES Lung-201**		Data Anticipated 2Q25
+ dostarlimab | **+ CD96** | 1L HNSCC PD-L1+			**GALAXIES H&N-202**		Data Anticipated 2H25
+ dostarlimab | 1L HNSCC PD-L1 high/low			**TIG-006**		Data Anticipated 2H25
EOS-984: Small molecule targeting ENT1					
Monotherapy | **+ pembrolizumab** | Advanced Malignancies		**APT-008**			Data Anticipated 2H25
EOS-215: mAb targeting TREM2					
Monotherapy | Advanced Malignancies	**TRM-010**				IND in 1Q25

ENT1, equilibrative nucleoside transporter 1; (m)NSCLC, (metastatic) non-small cell lung cancer; HNSCC, head and neck squamous cell carcinoma

4

Belrestotug EOS-448 / GSK4428859A iTeos and GSK are uniquely positioned to leverage the TIGIT/CD226 axis

Advancing a Leading TIGIT:PD-1 in an Evolving Landscape GALAXIES Lung-201 Quality of Components Matters Indication Selection Importance Optimizing Trial Design

POC, proof of concept; Pembro, pembrolizumab The Need for a Transformative TIGIT:PD-1 Doublet Belrestotug + dostarlimab represent potentially differentiated, high-quality therapies    TIGIT PD-1 Dostarlimab PERLA Data8 Market Leading PD-1 Monotherapy Activity1 GAL-201 ESMO Data2 TIGIT Discontinuation3 No Pembro Comparison SKY-01 Negative4 Trials Stopped5 No Pembro Comparison Fc Silent ARC-107 No Pembro Comparison All Phase 2s Stopped6 1. iTeos AACR 2021, 2. iTeos ESMO 2024, 3. Merck KeyVibe Clinical Development Update, 4. Roche Phase 3 Skyscraper-01 Study - August 22, 2023 Release, 5. Roche SKY-01 Results, 6. BeiGene Goldman Sachs Conference 2024, 7. Arcus SITC 2024 Update, 8. ESMO 2023 – Phase 2 GSK-sponsored PERLA study in 1L NSCLC

Belrestotug: The First And Only TIGIT to Demonstrate Robust Target Engagement

Unique Epitope Binding

High Affinity + Potency

First and only TIGIT with proven

Treg depletion at all doses[1]

Only TIGIT to Demonstrate Phase 1

Monotherapy Activity[1]



TIGIT+ Treg Depletion in Patients
100%
80%
0%
20-30%2
Mild Treg depletion3
Undisclosed*
Fc Silent*
ITOS 20mg
BGNE 1800mg
Roche
Merck
Arcus

*Merck vibostolimab has yet to publicly show Treg depletion data; Arcus' domvanalimab is an Fc silent TIGIT and not capable of Treg depletion

1. iTeos AACR 2021
2. doi: 10.1136/jitc-2022-SITC2022.0768
3. doi: 10.1038/s41586-024-07121-9

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Belrestotug + Dostarlimab: Strong Efficacy and Clear Differentiation Best Observed Response (Without Confirmation): PR SD PD 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients Dostarlimab (N=32) SD PD SD SD SD SD SD SD SD SD SD SD SD PD SD SD PR PR PR PR PR PR PR PR PR PR PR PR 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients B: Belrestotug 400 mg + dostarlimab (N=32) PD PD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR 1Numerically lowest percent change from baseline that is on or prior to date of first radiological PD and start of follow-up anticancer therapy (excluding radiotherapy and surgery); patients without assessable post-baseline scans or where all baseline target lesions are not measured at subsequent visits are not included in figure; responses shown are per RECIST 1.1 by investigator assessment without confirmation. PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; SD, stable disease. ~60% ORR, 30% ORR Separation observed at every dose vs dostarlimab monotherapy Enhanced ctDNA Reduction observed at belrestotug 400mg + 1000mg vs dostarlimab monotherapy Generally Manageable irAEs to be further improved by updated safety protocols, aiming to reduce discontinuation rates

GALAXIES Lung-201 - Phase 2 in 1L NSCLC

Largest TIGIT Phase 2 in PD-L1 high 1L NSCLC

iTEOS THERAPEUTICS | GSK | GALAXIES LUNG-201



n=60
Pembrolizumab 200mg
n=100
Dostarlimab 500mg
n=30
Dostarlimab 500mg + Belrestotug 100mg
R
n=60
Dostarlimab 500mg + Belrestotug 400mg
n=30
Dostarlimab 500mg + Belrestotug 1000mg
n=60
Dostarlimab 500mg + Belrestotug 400mg + Nelistotug (CD96)

Key

Ⓡ Subjects Randomization

Study Design

Estimated Enrollment 340

Status	Enrolling	**Objectives**	Evaluate belrestotug + dostarlimab safety, efficacy, PK/PD
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	≥50%	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT05565378
Delivery	IV Infusion		

NSCLC, non-small cell lung cancer; PK/PD, pharmacokinetic/pharmacodynamic, ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

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Clinically Meaningful ORR Observed at Every Dose vs Dostarlimab Monotherapy

iTEOS THERAPEUTICS

Response measure in mITT	Dostarlimab N=32	A: Belrestotug 100 mg + dostarlimab N=30	B: Belrestotug 400 mg + dostarlimab N=32	C: Belrestotug 1000 mg + dostarlimab N=30
Median follow-up, months (range)[1]	7.0 (0.2–16.6)	8.5 (0.3–14.3)	8.5 (0.4–16.2)	6.7 (2.4–9.7)
ORR,[2,3] % n (95% CI)	**37.5%** n=12 (21.1–56.3)	**63.3%** n=19 (43.9–80.1)	**65.6%** n=21 (46.8–81.4)	**76.7%** n=23 (57.7–90.1)
Complete response, n (%)	0	0	0	0
Partial response, n (%)	12 (37.5%)	19 (63.3%)	21 (65.6%)	23 (76.7%)
Stable disease, n (%)	14 (43.8%)	5 (16.7%)	4 (12.5%)	5 (16.7%)
Progressive disease, n (%)	2 (6.3%)	4 (13.3%)	3 (9.4%)	2 (6.7%)
Not evaluable/no assessment,[4] n (%)	4 (12.5%)	2 (6.7%)	4 (12.5%)	0
Confirmed ORR,[3,5] % n (95% CI)	**28.1%** n=9 (13.7–46.7)	**60.0%** n=18 (40.6–77.3)	**59.4%** n=19 (40.6–76.3)	**63.3%** n=19 (43.9–80.1)

[1]As of data cut 7 Jun 2024, 65% of patients remained in ongoing follow-up; [2]unconfirmed ORR; [3]PD-L1 high (TPS ≥50%) was determined locally or centrally by DAKO 22C3 or VENTANA SP263 assay; [4]patients who only had "not evaluable" post-baseline assessments, those who had a best response of "not evaluable" per RECIST 1.1 by investigator assessment, or those where no post-baseline tumour assessment was performed; [5]complete or partial response confirmed by repeat imaging ≥4 weeks after response criteria first met. CI, confidence interval; mITT, modified intention-to-treat; ORR, objective response rate; PD-L1, programmed death ligand-1; RECIST, Response Evaluation Criteria in Solid Tumours; TPS, tumour positive score.

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Belrestotug + Dostarlimab Consistently Increased Depth of Response vs Dostarlimab Monotherapy Best Observed Response (Without Confirmation): PR SD PD 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients Dostarlimab (N=32) SD PD SD SD SD SD SD SD SD SD SD SD SD PD SD SD PR PR PR PR PR PR PR PR PR PR PR PR 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients A: Belrestotug 100 mg + dostarlimab (N=30) PD PD PD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR SD 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients B: Belrestotug 400 mg + dostarlimab (N=32) PD PD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 30 Patients C: Belrestotug 1000 mg + dostarlimab (N=30) PD PD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR 28 29 PR PR 1Numerically lowest percent change from baseline that is on or prior to date of first radiological PD and start of follow-up anticancer therapy (excluding radiotherapy and surgery); patients without assessable post-baseline scans or where all baseline target lesions are not measured at subsequent visits are not included in figure; responses shown are per RECIST 1.1 by investigator assessment without confirmation. PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; SD, stable disease.

Consistent Deep Tumor Reduction with Ongoing Responses by Belrestotug + Dostarlimab vs Dostarlimab Monotherapy Ongoing – in follow-up Died Ongoing – on study treatment Withdrawn 1Investigator assessed percentage change from baseline per RECIST 1.1 by investigator assessment. RECIST, Response Evaluation Criteria in Solid Tumors. 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 Dostarlimab (N=32) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 B: Belrestotug 400 mg + dostarlimab (N=32) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 A: Belrestotug 100 mg + dostarlimab (N=30) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 C: Belrestotug 1000 mg + dostarlimab (N=30) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1

Numerically Greater Reduction of ctDNA Associated with Belrestotug 400mg and 1000mg + Dostarlimab Cohorts 1000 700 500 300 200 100 0 -50 -80 -90 -95 -98 -100 ctDNA % change at Week 71 Dostarlimab (N=19) A: Belrestotug 100 mg + dostarlimab (N=18) B: Belrestotug 400 mg + dostarlimab (N=22) C: Belrestotug 1000 mg + dostarlimab (N=20) Kruskal-Wallis, p=0.073 Molecular response threshold2 1Mean variant allele frequency change from baseline to Week 7; 2molecular response threshold defined as having at least 50% reduction of ctDNA levels. Responses shown are per RECIST 1.1 by investigator assessment without confirmation. ctDNA, circulating tumour DNA; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; SD, stable disease. Best Observed Response (Without Confirmation): PR SD PD Molecular Response Rate (>-50% from Baseline) Median ctDNA % Change -65% 11/19 (58%) -55% 9/18 (50%) -94% 15/22 (68%) -97% 18/20 (90%)

Belrestotug + Dostarlimab Is Broadly Consistent with Known Safety Profile of Checkpoint Inhibitor Combinations

iTEOS THERAPEUTICS

Increase in immune-related adverse events with belrestotug + dostarlimab vs dostarlimab

Event, n (%)	Dostarlimab (N=32)	A: Belrestotug 100 mg + dostarlimab (N=30)	B: Belrestotug 400 mg + dostarlimab (N=32)	C: Belrestotug 1000 mg + dostarlimab (N=30)
TEAE	29 (91%)	29 (97%)	31 (97%)	30 (100%)
Grade 3+ TEAE	14 (44%)	19 (63%)	16 (50%)	16 (53%)
TRAE	19 (59%)	24 (80%)	27 (84%)	29 (97%)
Grade 3+ TRAE	5 (16%)	10 (33%)	7 (22%)	13 (43%)
Serious TRAE	3 (9%)	10 (33%)	8 (25%)	11 (37%)
Grade 5 serious TRAE	0	2 (7%)	1 (3%)	0
TRAE leading to discontinuation	2 (6%)	7 (23%)	5 (16%)	12 (40%)
Grade 1/2 TR-irAE leading to discontinuation	0 (0%)	2 (7%)	3 (10%)	2 (7%)
TR-irAE[1]	6 (19%)	20 (67%)	18 (56%)	22 (73%)
Grade 3+ TR-irAE	4 (13%)	9 (30%)	5 (16%)	11 (37%)
Infusion-related reactions[2]	4 (13%)	8 (27%)	3 (9%)	7 (23%)

- The most common TRAEs overall (≥15%) were skin and subcutaneous tissue disorders (50%) and endocrine disorders (26%)
- The most common TEAEs leading to discontinuation were skin and subcutaneous tissue disorders (6%) and respiratory, thoracic and mediastinal disorders (6%)
- Fatal serious TRAEs include immune-mediated pneumonitis (N=1), immune-mediated hepatitis (N=1) and immune-mediated myocarditis (N=1)

[1]Immune-related AEs are events of potential immunologic aetiology, including irAEs; irAEs are identified as any Grade 2+ AEs (or AEs of unknown grade) based on a prespecified search list of preferred terms using the most recent MedDRA version identified by a custom MedDRA query (CMQ) using GSK Terms of Interest codes; [2]infusion-related reactions are drug component–related AEs which occurred ≤1 day after drug component infusion and are identified based on a prespecified search list of preferred terms and most recent MedDRA version. AE, adverse event; irAE, immune-related AE; MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event; TR, treatment-related; TRAE, treatment-related treatment-emergent adverse event.

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Belrestotug + Dostarlimab Is Broadly Consistent with Known Safety Profile of Checkpoint Inhibitor Combinations

iTEOS THERAPEUTICS

Most common TR-irAE were skin and subcutaneous tissue disorders

Event, n (%)	Dostarlimab N=32	A: Belrestotug 100 mg + dostarlimab (N=30)	B: Belrestotug 400 mg + dostarlimab (N=32)	C: Belrestotug 1000 mg + dostarlimab (N=30)
TR-irAE[1] by preferred terms (≥10% incidence in any cohort[2]), Grade 2+ Grade 3+				
Immune-mediated dermatitis	0 0	5 (17%) 1 (3%)	0 0	6 (20%) 3 (10%)
Pruritus	0 0	3 (10%) 0	5 (16%) 0	4 (13%) 0
Rash	0 0	2 (7%) 0	4 (13%) 0	2 (7%) 1 (3%)
Immune-mediated hypothyroidism	1 (3%) 0	1 (3%) 0	3 (9%) 0	4 (13%) 0
ALT increase	1 (3%) 1 (3%)	3 (10%) 2 (7%)	0 0	1 (3%) 1 (3%)
Immune-mediated lung disease	0 0	1 (3%) 0	1 (3%) 0	3 (10%) 1 (3%)
Immune-mediated myocarditis	0 0	1 (3%) 1 (3%)	0 0	3 (10%) 1 (3%)

- The majority of Grade 2+ irAEs were skin and subcutaneous tissue disorders across all combination cohorts and were considered generally manageable with steroids (topical or oral). Adaptions to skin toxicity management are ongoing.
- Immune-mediated lung disease and myocarditis were more frequent in the belrestotug 1000 mg + dostarlimab cohort

[1]Immune-related AEs are events of potential immunologic aetiology, including irAEs; irAEs are identified as any Grade 2+ AEs (or AEs of unknown grade) based on a prespecified search list of preferred terms using the most recent MedDRA version identified by a custom MedDRA query (CMQ) using GSK Terms of Interest codes; [2]infusion-related reactions are drug component–related AEs which occurred ≤1 day after drug component infusion and are identified based on a prespecified search list of preferred terms and most recent MedDRA version. AE, adverse event; irAE, immune-related AE; MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event; TR, treatment-related; TRAE, treatment-related treatment-emergent adverse event.

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GALAXIES Lung-301 - Phase 3 in 1L NSCLC

iTEOS THERAPEUTICS
GSK
GALAXIES LUNG-301


R
Dostarlimab 500mg + Belrestotug 400mg
Pembrolizumab + Placebo

Key

Ⓡ Subjects Randomization

Study Design

Estimated Enrollment 1,000

Status	Enrolling
Masking	Double-blind
PDL1 Expression	≥50%
Lines of Therapy	No prior systemic therapy
Delivery	IV Infusion

Objectives	Evaluate belrestotug + dostarlimab safety, efficacy vs placebo + pembrolizumab
Primary Endpoint	PFS, OS
Secondary Endpoint	ORR, MRR, DOR
Clinical Trials Listing	NCT06472076

NSCLC, non-small cell lung cancer; PFS, progression free survival; OS, overall survival; ORR, overall response rate; MRR, molecular response rate; DOR, duration of response

17

GALAXIES H&N-202 - Phase 2 in 1L HNSCC

GALAXIES H&N-202

Key

Ⓡ Subjects Randomization

Ⓡ

n=72	Dostarlimab
n=72	Dostarlimab + Belrestotug
n=72	Dostarlimab + Nelistotug (CD96)
n=72	Dostarlimab + Belrestotug + Nelistotug (CD96)
n=72	Dostarlimab + PVRIG (GSK4381562)

Study Design

Estimated Enrollment 360

Status	Enrolling	**Objectives**	Evaluate antitumor activity, safety of dostarlimab + novel IOs
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	PDL1+	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT06062420
Delivery	IV Infusion		

H&N or HNSCC, head and neck squamous cell carcinoma; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

18

TIG-006 – Phase 2 in 1L HNSCC PDL1 High/Low

Key

Ⓡ Subjects Randomization


R
CPS High ≥ 20
Dostarlimab + Belrestotug (Dose B)
CPS Low < 20
Dostarlimab + Belrestotug (Dose B)

Study Design

Estimated Enrollment 40

Status	Enrolling	**Objectives**	Evaluate belrestotug + dostarlimab in two CPS populations
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	PDL1+	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT05060432
Delivery	IV Infusion		

19

On Track for 3 Robust TIGIT Datasets in 2025 Data readouts with >400 patients from TIGIT:PD-1 trials in 1L NSCLC and 1L HNSCC Topline Data in 2Q25 Interim Data in 2025   GALAXIES Lung-201 GALAXIES H&N-202 TIG-006 HNSCC   ESMO 2024 New Patients New Patients 2025 2025 Dostarlimab 32 30 30 40 - Belrestotug 100mg + Dostarlimab 30 - - - - Belrestotug 400mg + Dostarlimab 32 30 30 40 42 Belrestotug 1000mg + Dostarlimab 30 - - - - Pembrolizumab - 30 30 - - Dostarlimab + Nelistotug - - - 40 Belrestotug 400mg + Dostarlimab + Nelistotug - 30 30 40 - No. of Patients 124 120 120 >150 42 Total Patients in Dataset >240 >150 42 Endpoints ORR PFS Safety ctDNA ORR Safety ctDNA ORR Safety ORR PFS Safety NSCLC, non-small cell lung cancer; H&N or HNSCC, head and neck squamous cell carcinoma; ORR, overall response rate; PFS, progression free survival; ctDNA, circulating tumor DNA

EOS-984 Potential first-in-class small molecule targeting ENT1

Tumor cell Tumor cell proliferation 4 Immunosuppressed T cell T-cell proliferation T-cell suppression 3 A2AR Adenosine activation of A2AR 2 Adenosine High levels of extracellular adenosine Cell death and inflammation 1 The Pro-Tumoral Role of Adenosine A2A Receptor (A2AR) Intracellular Adenosine: the Key Driver of Immunosuppression ENT1 plays a central role in adenosine regulation beyond conventional targets TME adenosine is a key issue for T cell activating therapies, limiting potency and persistence Industry focused on mitigating extracellular adenosine by targeting adenosine production (e.g. CD73, CD39) and blocking final endpoint (i.e. A2AR) Intracellular adenosine, regulated by ENT1, plays a pivotal role in T cell metabolism, signaling, and function – integral processes for effective immune responses TME, tumor microenvironment; ENT1, equilibrative nucleoside transporter 1 Tumor cell Tumor cell proliferation 4 Immunosuppressed T cell T cell suppression 3 ENT1 Intracellular adenosine uptake 2 Adenosine High levels of extracellular adenosine Cell death and inflammation 1 The Pro-Tumoral Role of Equilibrative Nucleoside Transporter 1 (ENT1)

EOS-984: Enhancing T Cell Proliferation in the Hostile TME

iTEOS THERAPEUTICS

Potential cornerstone to revive T cell activating therapies

The Role of ENT1

- Dominant transporter of adenosine on lymphocytes effecting:
  - T cell metabolism
  - T cell expansion
  - T cell effector function
  - T cell survival

The Opportunity to Restore T Cell Proliferation

- Blocking ENT1 restores T cell proliferation vs revival of immune cells by blocking $A_{2A}R$, which is insufficient for robust antitumor response
- EOS-984 is the first program to address how intracellular adenosine transports into T cells and inhibits proliferation

Mechanism of Equilibrative Nucleoside Transporter 1 (ENT1) Inhibitor EOS-984



1 Cell death and inflammation
High levels of extracellular adenosine
Adenosine
EOS-984
2 Inhibition of adenosine uptake
ENT1
T cell
3 T cell proliferation
4 Tumor cell death and enhanced anti-tumor activity
Tumor cell
Activated T cell
Cytokines
Apoptosis

TME, tumor microenvironment; ENT1, equilibrative nucleoside transporter 1

23

Anti-PD-1 Activity Enhanced by Restoration of T Cell Proliferation by EOS-984 aPD-1 inactive in high adenosine aPD-1 enhances tumor killing High adenosine No adenosine % Specific killing activity 40 30 20 10 0 Peptide + IL-2/IL-7 + + + + + + ATP - - + + + + αPD-1 - + - + - + EOS-984 - - - - + + EOS-984 + aPD-1 combination maximizes tumor killing by functional memory T cells 180 µM Tumor volume (mm3) 0 200 400 600 800 1000 0 20 40 60 Days post-graft P < 0.0001 P = 0.0035 P < 0.0001 P < 0.0001 Vehicle Anti-PD-1 EOS301984 EOS301984 + anti-PD-1 Humanized TNBC model (MDA-MB-231) containing high adenosine

EOS-984: Phase 1 in Advanced Solid Tumors

Evaluation of target engagement and impact on T cells in TME



EOS-984 (30mg)
EOS-984 (22.5mg)
EOS-984 (15mg)
EOS-984 (10mg)
EOS-984 (5mg)
EOS-984 (Dose C)+ Pembrolizumab (200mg)
EOS-984 (Dose B) + Pembrolizumab (200mg)
EOS-984 (Dose A) + Pembrolizumab (200mg)
RP2D

Study Design | **Estimated Enrollment** 84

Status	Enrolling
Masking	Open Label
PDL1 Expression	PDL1+ (all %)
Lines of Therapy	All-comers
Delivery	Oral

Objectives	Evaluate safety/tolerability of EOS-984 as a monotherapy and in combination with pembrolizumab
Primary Endpoint	Safety/tolerability, PK/PD
Secondary Endpoint	ORR, PFS, OS, DOR

TME, tumor microenvironment; RP2D, recommended Phase 3 dose; PK/PD, pharmacokinetic/pharmacodynamic; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

25

EOS-215 Potential best-in-class anti-TREM2 antagonist

EOS-215: Reprogramming the Hostile TME

Targeting TREM2 addresses an overlooked immune axis, overcoming PD-1 resistance

The Role of TREM2

- TREM2 regulates myeloid cells to maintain tissue homeostasis by controlling inflammation and promoting tissue repair
- When cancer hijacks the TREM2 signaling, it enables:
  - Drives metabolic reprogramming + efferocytosis
  - Cancer treatment resistance via TAMS
  - Tumor growth via angiogenesis
  - Immune system evasion and survival via fibrosis

The Opportunity to Remodel the TME with EOS-215

- Creates a hospitable TME amenable to a T cell response by reprogramming TAMs
- Potential early clinical signals due to macrophages accumulation after each line of treatment

Mechanism of Anti-Triggering Receptor Expressed on Myeloid Cells 2 (TREM2) Antagonist EOS-215


1 Inhibition + reprogramming of TREM2+ cells
EOS006215
TREM2
TAM
Pro-inflammatory macrophage
2 Immune cell recruitment, activation, and proliferation
Active NK cell
B cell
Active CD8+ T cell
Effective PD-1 inhibitor
CD8+ T cell
Apoptosis
Tumor cell
3 Immunostimulatory tumor microenvironment
Wound healing mechanisms
Fibrosis
Angiogenesis
Pro-inflammatory signaling
Metabolic adaptation and immune exhaustion
4 Tumor cell apoptosis and decrease in metastasis

TREM2, triggering receptor expressed on myeloid cells 2; MOA, mechanism of action; NK, natural killer; TAM, tumor-associated macrophage.

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2025: Pivotal Year of Data Generation

Innovative portfolio leveraging deep tumor immunology expertise

TIGIT

1L NSCLC

Phase 2 GALAXIES Lung-201 interim data

Continued global expansion of Phase 3 GALAXIES Lung-301

1L HNSCC

Phase 2 GALAXIES H&N-202 interim data

Phase 1/2 TIG-006 HNSCC topline data

Emerging Pipeline

ENT1

Phase 1 APT-008 topline monotherapy + combination data

TREM2

Preclinical data

TREM-010 Phase 1 initiation

Funded Through Significant Milestones

As of Sept. 30, 2024

~$684M

Pro forma cash, cash equivalents and investments

Runway through 2027

NSCLC, non-small cell lung cancer; HNSCC, head and neck squamous cell carcinoma; ENT1, equilibrative nucleoside transporter 1; TREM2, triggering receptor expressed on myeloid cells 2; MOA, mechanism of action

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Thank You